UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_____________________________
FORM 8-K
_____________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 15, 2026
_____________________________
MediaAlpha, Inc.
(Exact Name of Registrant as Specified in Its Charter)
_____________________________

Delaware	001-39671	85-1854133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 South Flower Street, Suite 640 Los Angeles, California	90017
(Address of Principal Executive Offices)	(Zip Code)
(213) 316-6256
(Registrant’s telephone number, including area code)
(Not Applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value	MAX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) On May 15, 2026, the Board of Directors (the “Board”) of MediaAlpha, Inc. (the “Company”) appointed Lauren StClair as a member of the Board, filling the existing vacancy in Class I of the Board. Ms. StClair was also appointed as a member of the Company’s Audit Committee.

Since March 2025, Ms. StClair has served as Chief Financial Officer of Slice Technologies, Inc., a technology platform that empowers over 15,000 independent pizzerias with the technology, marketing, buying power, and shared services of a big chain without compromising their independence. Prior to this role, from December 2020 to March 2025, Ms. StClair was Chief Financial Officer of NerdWallet, Inc., a Nasdaq-listed personal finance website and app providing financial guidance to consumers and small businesses. Previously, from September 2007 to December 2020, Ms. StClair served in several senior finance positions with eBay, Inc., including Chief Financial Officer of eBay North America, Chief Financial Officer and Interim General Manager of StubHub International, and Director of Finance and Investor Relations. Ms. StClair holds a Bachelor of Science degree in Science, Technology and Society from Stanford University and a Master of Business Administration degree from Duke University’s Fuqua School of Business.

Ms. StClair’s compensation will be consistent with that provided to the Company’s non-employee directors pursuant to the Company’s Non-Employee Director Compensation Policy. In addition, the Company will enter into an indemnification agreement with Ms. StClair in connection with her appointment to the Board, which is in substantially the same form as that entered into with the other directors of the Company.

There is no arrangement or understanding between Ms. StClair and any other person pursuant to which Ms. StClair was appointed to the Board. There are no family relationships between Ms. StClair and any director or executive officer of the Company, and Ms. StClair has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Item 7.01 Regulation FD Disclosure

On May 18, 2026, the Company issued a press release announcing Ms. StClair’s appointment to the Board, as discussed in Item 5.02(d) of this Current Report on Form 8-K. The full text of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. The information in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference to such filing.

ITEM 9.01 – Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press release dated May 18, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MediaAlpha, Inc.

Date: May 18, 2026	By:	/s/ Jeffrey B. Coyne
		Name:	Jeffrey B. Coyne
		Title:	General Counsel & Secretary